UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

ENTRUSTPERMAL

ALTERNATIVE SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide investors with long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of EnTrustPermal Alternative Select Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On November 2, 2016, EnTrustPermal Alternative Select Fund (the “Fund”) announced that its Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about February 3, 2017. Before that date, in preparation for the termination of the Fund, at the discretion of Fund portfolio management, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

The Fund is closed to purchases and incoming exchanges as of November 2, 2016, except for the reinvestment of dividends and distributions, if any. Existing shareholders of the Fund investing through a systematic investment plan or payroll deduction or those investing through a 401(k) Plan or retirement platform will be permitted to purchase shares of the Fund for a limited period of time in order to permit them to select an investment alternative. The Fund will close to all investments two days prior to the liquidation.

Shareholders who elect to redeem their shares prior to the completion of the termination of the Fund will be redeemed in the ordinary course at the applicable net asset value per share. Each shareholder who remains in the Fund until termination will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

The liquidation of the Fund will result in one or more taxable events for shareholders subject to federal income tax. An

II	EnTrustPermal Alternative Select Fund

exchange or redemption of shares prior to the termination will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and capital gain (including net capital gains, if any, from the liquidation of the assets of the Fund) in advance of its regular distribution schedule.

Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the Fund and of any associated distributions. For more information, please see the prospectus supplement describing the termination dated November 2, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

EnTrustPermal Alternative Select Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook —both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017.

IV	EnTrustPermal Alternative Select Fund

Finally, in March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it lowered the rate on current accounts, that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

EnTrustPermal Alternative Select Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investors with long-term capital appreciation. This multimanager, multi-strategy fund seeks to achieve long-term capital appreciation while generating attractive risk-adjusted returns. The Fund will attempt to produce positive returns over a full market cycle, allocating assets to strategies that historically have had a low correlation to each other and may include Equity Hedge, Event Driven, Global Macro and Relative Value strategies. The Fund will also attempt to limit declines during equity market corrections with lower overall Fund volatility.

In seeking to meet its investment goal, the Fund implements a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, EnTrustPermal Management LLC (“EnTrustPermal” or the ”manager”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple unaffiliated and affiliated investment subadvisers and trading advisors. EnTrustPermal may also manage Fund assets directly to seek return or to implement various market hedges.

Allocations to each of the investment strategies are expected to range from 0% to 50% of the Fund’s net assets. Multiple subadvisers may be utilized to gain access to different investment approaches within each category and EnTrustPermal may manage Fund assets directly within each category. Ongoing decisions by EnTrustPermal to allocate Fund assets among strategies will be based on a continuous evaluation of market conditions. Due to its assessment of prevailing market conditions, the manager may emphasize certain strategies and investment themes that the manager believes are more likely to produce positive returns.

The manager and the subadvisers implement the various alternative investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non- U.S. markets, including emerging markets. The financial instruments in which the manager and the subadvisers may invest include, but are not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations (“CLOs”)); mortgage-backed securities, including collateralized mortgage obligations (“CMOs”); loan participations; trade claims; convertible securities; debt securities of governments (including the U.S. government) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including U.S. corporations); debt securities of any credit quality and maturity, including debt securities below investment grade; collateralized debt obligations (“CDOs”); collateralized bond obligations (“CBOs”); exchange traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships (“MLPs”); royalty trusts; mortgage-backed and asset backed securities; other pooled investment vehicles, including real estate investment trusts (“REITs”)i; foreign currencies; and repurchase agreements. The Fund may invest in private placements. The Fund may also invest in various types of derivatives, including swaps, such as credit default swaps, total return swaps, interest rate

EnTrustPermal Alternative Select Fund 2016 Annual Report	1

Fund overview (cont’d)

swaps, swaps on credit indices and variance swaps, futures, options, forward contracts on currencies and commodities and indexed and inverse securities. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund may obtain synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests representing a particular index sponsored by a third-party investment manager identified by the manager.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the Fund’s twelve-month reporting period ended October 31, 2016, the S&P 500 Indexii returned 4.51%. Equity markets ended 2015 by giving back some of the gains, with the S&P 500 Index falling 1.29% over the final two months of the reporting period. In the U.S., the Federal Reserve Board (the “Fed”)iii continued to diverge from its global counterparts, embarking on its much-anticipated interest rate tightening cycle in December 2015. Following favorable employment figures, the Fed decided current economic conditions warranted a 25 basis pointiv rate hike, ending a seven year zero interest rate policy. Accelerating drawdowns in oil and other commodity prices weighed on the high yield bond and leveraged loan markets, as investors became increasingly concerned about the potential for rising defaults among companies exposed to commodity prices. News in December 2015 that Third Avenue Focused Credit, a mutual fund focused on stressed and distressed debt, would suspend redemptions and go into liquidation stoked investor fears surrounding widespread redemptions from fixed income mutual funds, exacerbating losses in high yield credit.

The first quarter of 2016 began with a continuation of last year’s market turmoil, as concerns of a U.S. recession dominated headlines. Additionally, fears surrounding decelerating worldwide growth — in China, in particular — and the impact on demand for energy and other commodities drove prices lower across most global risk assets. Equity markets and commodity prices continued to display a high degree of positive correlation. Within the first six weeks of the quarter, the MSCI World Indexv plunged almost 12% and West Texas Intermediary (“WTI”) crude oil prices bottomed at $26.21 per barrel, with government bonds and gold benefiting from the “risk-off” environment. During the second half of the quarter, the tone reversed sharply amid additional stimulus from the European Central Bank (“ECB”)vi, as well as the Fed lowering its median projected expectation for the pace of further rate increases. U.S. interest rates moved lower across most maturities, with the ten-year Treasury yield ending the quarter down 49 basis points at 1.78% after reaching a low of 1.64% in February 2016. The Fed’s more cautious stance, as well as crude oil finding a price floor, provided upward support to a highly volatile U.S equity market, which ended the quarter in positive territory. The outlook for oil prices improved as major producers were said to

2	EnTrustPermal Alternative Select Fund 2016 Annual Report

be in talks regarding capping production, and with U.S. economic data assuaging concerns regarding a near-term downturn. Similarly, U.S. high yield bond and leveraged loan indices more than recovered the losses suffered in the first two months of the year. The fundamental outlook for the U.S. economy remained relatively solid, with the February 2016 non-farm payrolls report exceeding consensus expectations as well as an upward revision of fourth quarter U.S. gross domestic product (“GDP”)vii growth to 1.4% from the previous 0.7% estimate earlier in the quarter.

During the second quarter of 2016, the global economy showed signs of stabilization, providing a foundation for equity markets to register modest gains despite heightened volatility around the U.K Brexit vote in late-June 2016. The Brexit referendum resulted in 52% of British voters expressing a desire to leave the 28-nation bloc, while 48% voted to stay. Subsequently, British Prime Minister David Cameron announced his resignation and global equity markets suffered a sharp drawdown due to uncertainty over future economic implications. U.K. bank shares plummeted amid broad recession fears and the British pound sterling plunged 7% against the U.S. dollar to 30-year lows. While market volatility spiked immediately after the referendum, a strong bounce-back rally erased the majority of losses. Despite the somewhat defensive market tone, most risk assets posted gains during the quarter. Beaten-down commodities staged a strong recovery, with WTI crude oil gaining 26%, ending June 2016 above $48 per barrel. Gold ended up almost 7% for the quarter, benefiting from anticipation of continued easing by global central banks and functioning as a safe haven asset amid continued geopolitical uncertainty. Within U.S. equities, investors favored high dividend-paying sectors — such as Utilities and Consumer Staples — which posted strong gains in a low rate environment, with cyclicals lagging the broader market.

Early in the third quarter of 2016, risk assets extended the rally that began after the Brexit referendum vote, boosted by strong economic data, better-than-expected corporate earnings results, and expectations that global central banks would continue to provide monetary stimulus. In the aftermath of the Brexit referendum, focus shifted to a busy quarter for central banks and continuing speculation about politics. September 2016 was marked by a series of central bank meetings, starting with the ECB, and continuing with the Bank of Japan (“BoJ”)viii and the Fed. After the ECB held steady on rates and quantitative easing, the BoJ made some technical changes that amounted to very little. In an apparent attempt to shift the burden of action onto the fiscal authorities, the BoJ announced a “cap” on ten-year Japanese Government Bond (“JGB”) rates at 0%. Finally, after weeks of speculation and conflicting statements from various governors and regional presidents, the Fed, too, held steady, deferring any rate hike to December 2016 or beyond. At the end of the quarter, the total market value of negative-yielding global debt fell to $10.7 trillion, and longer-term bond yields rose modestly, cooling off the recent rally in bond-proxy assets such as REITs, and the Utilities and Consumer Staples sectors. U.S. treasury yields remained higher than most of their developed market peers, with the yield on the benchmark ten-year Treasury note rising from 1.47% to 1.59%, though yields

EnTrustPermal Alternative Select Fund 2016 Annual Report	3

Fund overview (cont’d)

peaked at 1.72% in mid-September 2016. Due to the modest yield increase, the Bloomberg Barclays U.S. Aggregate Indexix produced a muted gain of 0.46% for the third quarter of 2016. Global corporate bonds performed strongly over the quarter as the Bloomberg Barclays U.S. Corporate Bond High Yield Indexx rose by 1.43%, while the BofA Merrill Lynch U.S. High Yield Indexxi generated 5.49%, benefiting from spreads tightening beyond historical average levels. Global equity markets recovered from the Brexit sell-off during the third quarter of 2016, which was marked by significantly lower volatility compared to the first half of the year. U.K. equities meaningfully rebounded against a more stable political backdrop, as Theresa May was confirmed as Prime Minister, with weakness in the British pound sterling also serving as a tailwind. U.S. equities benefited from the “risk-on” environment and posted strong gains over the quarter with the S&P 500 Index and Russell 2000 Indexxii advancing 3.85% and 9.04%, respectively. At the end of the period, U.S. second quarter GDP growth was revised up to a 1.4% gain.

In the final month of the reporting period, markets were shaped by speculation regarding a number of upcoming events, including the long-awaited outcome of the U.S. presidential election in particular. Markets seemed to respond to news flow and expectations regarding this outcome, and its implications for monetary and fiscal policy as well as international trade. One of the resulting consequences was a rising U.S. dollar — especially against developed market currencies such as the yen and the euro. The Foreign Exchange markets also saw the British pound sterling continue to fall on renewed concerns surrounding the U.K.’s exit from the European Union. Meanwhile, China continued to allow the yuan to slip lower, with the currencies of neighboring countries such as Singapore and Korea dropping in sympathy. A rate hike was also widely expected to be forthcoming following the results of the U.S. presidential election. This led to a mixed month for equities, with U.S. equities falling slightly as the market priced in a December 2016 rate hike, while European and Japanese equities rose on hopes of further fiscal stimulus. On the other hand, credit markets held firm and spreads generally narrowed with riskier, higher-yielding names outperforming. Government bond yields rose, however, especially in longer-dated issues, as central banks in developed markets made their desire for steeper yield curvesxiii clear.

Q. How did we respond to these changing market conditions?

A. The Fund began the reporting period with five different subadvisers across three different strategies. As of November 1, 2015, the Fund was overweight Global Macro almost entirely at the expense of Relative Value and just above market weight Equity Hedge and Event Driven relative to the HFRX Global Hedge Fund Indexxiv weights. Global Macro was 41.7% of Fund net assets, Equity Hedge was 30.1% and Event Driven was 26.8%.

Several changes were made in the period. In February 2016, Apex Capital LLC communicated their intent to restructure into a family office and return outside capital at month-end. In March 2016, First Quadrant, L.P., a new subadviser focused on Systematic Macro, was funded. In April, Electron Capital Partners, LLC, a new subadviser focused on Global Long/Short Equity in the Utilities sector was funded. In June 2016, River Canyon Fund Management LLC and TT International

4	EnTrustPermal Alternative Select Fund 2016 Annual Report

were fully redeemed. The decision to redeem from the event driven strategy (previously subadvised by River Canyon) was due to concerns around liquidity in the credit markets. The decision to redeem from the global macro discretionary strategy (previously subadvised by TT) was based on a negative outlook for the trading opportunities in the currency and fixed income markets in that sleeve going forward.

All of these changes resulted in a portfolio with four different subadvisers across two different strategies at the end of the period. The Fund was materially overweight Macro and Equity Hedge at the expense of zero allocations to Event Driven and Relative Value. Global Macro was 44.9% of Fund net assets and Equity Hedge was 45.4%.

The Fund uses derivatives for a variety of reasons. During the reporting period, the Fund traded options, futures, swaps and foreign currency forward contracts. The net result of the Fund’s derivative trading activity, both in terms of realized and unrealized gains/losses, was a modest positive impact on Fund performance.

Performance review

For the twelve months ended October 31, 2016, Class A shares of EnTrustPermal Alternative Select Fund, excluding sales charges, returned -5.74%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Indexxiv and the Citigroup 3-Month U.S. Treasury Bill Indexxv returned -1.30% and 0.22%, respectively, for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned -0.04% over the same time frame.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
EnTrustPermal Alternative Select Fund:
Class A	-0.67%	-5.74%
Class C	-1.01%	-6.55%
Class FI	-0.67%	-5.74%
Class I	-0.56%	-5.59%
Class IS	-0.56%	-5.58%
HFRX Global Hedge Fund Index	2.26%	-1.30%
Citigroup 3-Month U.S. Treasury Bill Index	0.14%	0.22%
Lipper Alternative Multi-Strategy Funds Category Average[1]	0.91%	-0.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 227 funds for the six-month period and among the 218 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

EnTrustPermal Alternative Select Fund 2016 Annual Report	5

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 5.49%, 6.25%, 5.49%, 5.24% and 5.35%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short, to average net assets, will not exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.45% for Class I shares and 2.30% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short and acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Two subadvisers contributed positively to performance relative to their HFRX Global Hedge Fund Index sub-indices, First Quadrant L.P. (Systematic Macro) and Atlantic Investment Management, Inc (Equity Hedge). More specifically, tactical trading in the Japanese yen proved profitable for First Quadrant while long exposure to the Industrials sector drove gains for Atlantic.

Q. What were the leading detractors from performance?

A. Relative to the HFRX Global Hedge Fund Index, the Fund’s strategy allocation decisions detracted from performance during the reporting period. From a manager selection perspective, the aggregate effect also detracted from excess returns above the HFRX Global Hedge Fund Index. On the subadviser level, five of the seven managers used in the portfolio during the reporting period lagged their respective HFRX Global Hedge Fund Index sub-indices. The decision by Apex Capital to return capital in mid-February 2016 at the bottom of a market correction also led to underperformance, as there was a cash drag during the market recovery at the portfolio level until all proceeds could be re-deployed in an efficient manner to other subadvisers.

Thank you for your investment in EnTrustPermal Alternative Select Fund. As always, we appreciate that you have chosen us to manage your assets.

6	EnTrustPermal Alternative Select Fund 2016 Annual Report

Sincerely,

Robert Kaplan

Co-Portfolio Manager

EnTrustPermal Management LLC

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

EnTrustPermal Management LLC

November 20, 2016

RISKS: The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The manager and the subadvisers may devote significant portions of the Fund’s assets to pursuing investment opportunities or strategies including through the use of derivatives that may create a form of investment leverage in the Fund. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or other conditions

The Fund utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. The Fund, and the subadvised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Fund or subadvisers will be successful. Equity securities are subject to price fluctuation and loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

EnTrustPermal Alternative Select Fund 2016 Annual Report	7

Fund overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

xi	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

xii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiv

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xv	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

8	EnTrustPermal Alternative Select Fund 2016 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015 and does not include derivatives such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of October 31, 2016 and October 31, 2015 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Select Fund 2016 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.67%	$1,000.00	$993.30	3.27%	$16.38	Class A	5.00%	$1,000.00	$1,008.70	3.27%	$16.51
Class C	-1.01	1,000.00	989.90	4.07	20.36	Class C	5.00	1,000.00	1,004.68	4.07	20.51
Class FI	-0.67	1,000.00	993.30	3.28	16.43	Class FI	5.00	1,000.00	1,008.65	3.28	16.56
Class I	-0.56	1,000.00	994.40	3.04	15.24	Class I	5.00	1,000.00	1,009.85	3.04	15.36
Class IS	-0.56	1,000.00	994.40	3.04	15.24	Class IS	5.00	1,000.00	1,009.85	3.04	15.36

10	EnTrustPermal Alternative Select Fund 2016 Annual Report

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

EnTrustPermal Alternative Select Fund 2016 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/16	-5.74%	-6.55%	-5.74%	-5.59%	-5.58%
Inception* through 10/31/16	-2.52	-3.28	-2.53	-2.27	-2.26

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/16	-11.18%	-7.47%	-5.74%	-5.59%	-5.58%
Inception* through 10/31/16	-4.61	-3.28	-2.53	-2.27	-2.26

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/7/14 through 10/31/16)	-6.74%
Class C (Inception date of 2/7/14 through 10/31/16)	-8.70
Class FI (Inception date of 2/7/14 through 10/31/16)	-6.76
Class I (Inception date of 2/7/14 through 10/31/16)	-6.09
Class IS (Inception date of 2/7/14 through 10/31/16)	-6.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is February 7, 2014.

12	EnTrustPermal Alternative Select Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of EnTrustPermal Alternative Select Fund vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — February 7, 2014 - October 2016

Value of $1,000,000 invested in

Class I and IS Shares of EnTrustPermal Alternative Select Fund vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — February 7, 2014 - October 2016

EnTrustPermal Alternative Select Fund 2016 Annual Report	13

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of EnTrustPermal Alternative Select Fund at inception on February 7, 2014, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Citigroup 3-Month U.S. Treasury Bill Index is as of month end January 31, 2014.

14	EnTrustPermal Alternative Select Fund 2016 Annual Report

Consolidated schedule of investments

October 31, 2016

EnTrustPermal Alternative Select Fund

Security	Shares	Value
Common Stocks — 39.1%
Consumer Discretionary — 7.8%
Auto Components — 4.9%
GKN PLC	43,811	$170,882	(a)
Goodyear Tire & Rubber Co.	9,516	276,249	(b)
Koito Manufacturing Co., Ltd.	3,500	182,483	(a)
Magna International Inc.	3,697	151,762
NGK Spark Plug Co., Ltd.	16,300	321,927	(a)
Total Auto Components		1,103,303
Household Durables — 1.7%
Harman International Industries Inc.	4,848	386,434	(b)
Specialty Retail — 1.2%
Asbury Automotive Group Inc.	2,934	149,487	*
Office Depot Inc.	36,156	113,891
Total Specialty Retail		263,378
Total Consumer Discretionary		1,753,115
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy Inc.	610	22,997	*
China Suntien Green Energy Corp., Ltd., Class H Shares	164,000	21,962	(a)
Cloud Peak Energy Inc.	3,868	23,827	*
CONSOL Energy Inc.	2,542	43,087
Cosan Ltd., Class A Shares	12,725	113,252
Ecopetrol SA, ADR	1,103	9,585	*
GasLog Ltd.	1,033	15,857
Golar LNG Ltd.	3,700	80,993
Hoegh LNG Holdings Ltd.	3,249	33,894	(a)
Yanzhou Coal Mining Co., Ltd., Class H Shares	20,780	15,366	(a)
Total Energy		380,820
Industrials — 7.5%
Aerospace & Defense — 1.1%
Triumph Group Inc.	10,780	255,486	(b)
Air Freight & Logistics — 0.1%
ZTO Express (Cayman) Inc., ADR	815	13,798	*
Airlines — 0.1%
Gol Linhas Aereas Inteligentes S.A., ADR	476	11,710	*
Commercial Services & Supplies — 1.2%
China Everbright International Ltd.	72,383	86,622	(a)
Mitie Group PLC	70,340	181,117	(a)
Total Commercial Services & Supplies		267,739

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	15

Consolidated schedule of investments (cont’d)

October 31, 2016

EnTrustPermal Alternative Select Fund

Security	Shares	Value
Construction & Engineering — 0.6%
AECOM	1,633	$45,479	*
Beijing Urban Construction Design & Development Group Co., Ltd., Class H Shares	130,500	90,179	(a)(c)
Total Construction & Engineering		135,658
Electrical Equipment — 0.1%
Philips Lighting NV	587	13,761	*(a)(c)
Industrial Conglomerates — 0.3%
Beijing Enterprises Holdings Ltd.	16,011	79,959	(a)
Machinery — 2.0%
Kurita Water Industries Ltd.	8,900	210,724	(a)
Mueller Water Products Inc., Class A Shares	7,539	92,880
SKF AB, Class B Shares	5,961	100,912	(a)
Xylem Inc.	1,202	58,093
Total Machinery		462,609
Professional Services — 1.0%
Randstad Holding NV	3,923	201,775	(a)
Robert Half International Inc.	561	20,993
Total Professional Services		222,768
Road & Rail — 0.4%
Kansas City Southern	1,015	89,076
Transportation Infrastructure — 0.6%
OHL Mexico SAB de CV	108,158	126,922	*
Total Industrials		1,679,486
Information Technology — 5.3%
Communications Equipment — 1.3%
ARRIS International PLC	3,964	110,120	*
CommScope Holding Co. Inc.	5,833	178,198	*
Total Communications Equipment		288,318
Electronic Equipment, Instruments & Components — 0.9%
Ingram Micro Inc., Class A Shares	2,004	74,549
Osaki Electric Co., Ltd.	3,362	32,317	(a)
VeriFone Systems Inc.	6,905	106,889	*
Total Electronic Equipment, Instruments & Components		213,755
Internet Software & Services — 0.2%
NetEase Inc., ADR	192	49,342
IT Services — 2.0%
Atos SE	2,342	243,456	(a)
ITOCHU Techno-Solutions Corp.	8,100	200,016	(a)
Total IT Services		443,472

See Notes to Consolidated Financial Statements.

16	EnTrustPermal Alternative Select Fund 2016 Annual Report

EnTrustPermal Alternative Select Fund

Security	Shares	Value
Software — 0.2%
Silver Spring Networks Inc.	3,431	$48,240	*
Technology Hardware, Storage & Peripherals — 0.7%
Diebold Inc.	7,303	159,205
Total Information Technology		1,202,332
Materials — 5.7%
Chemicals — 2.6%
Albemarle Corp.	592	49,462
Ashland Global Holdings Inc.	974	108,825
Eastman Chemical Co.	5,940	427,145	(b)
Total Chemicals		585,432
Construction Materials — 0.6%
Cemex SAB de CV, Participation Certificates, ADR	15,390	133,585	*
Containers & Packaging — 2.4%
Owens-Illinois Inc.	28,273	545,669	*(b)
Metals & Mining — 0.1%
China Molybdenum Co., Ltd., Class H Shares	99,466	22,034	(a)
Total Materials		1,286,720
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
China Unicom (Hong Kong) Ltd.	38,000	44,486	(a)
Utilities — 10.9%
Electric Utilities — 5.8%
Avangrid Inc.	4,458	175,690
Companhia Energetica de Minas Gerais, ADR	11,196	33,812
Companhia Paranaense de Energia-Copel, ADR	1,698	19,373
DONG Energy A/S	2,551	101,127	*(a)(c)
Eversource Energy	2,311	127,244
Exelon Corp.	10,623	361,926
NextEra Energy Inc.	1,433	183,424
Pampa Energia SA, ADR	4,304	146,637	*
Power Assets Holdings Ltd.	11,410	107,260	(a)
Tenaga Nasional Berhad	18,411	62,905	(a)
Total Electric Utilities		1,319,398
Gas Utilities — 0.0%
Infraestructura Energetica Nova SAB de CV	720	3,181
Independent Power and Renewable Electricity Producers — 0.9%
China Longyuan Power Group Corp., Ltd., Class H Shares	16,584	12,678	(a)
Huadian Fuxin Energy Corp., Ltd., Class H Shares	66,533	15,413	(a)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	17

Consolidated schedule of investments (cont’d)

October 31, 2016

EnTrustPermal Alternative Select Fund

Security			Shares	Value
Independent Power and Renewable Electricity Producers — continued
NRG Energy Inc.			6,170	$65,587
Uniper SE			7,508	99,933	*
Total Independent Power and Renewable Electricity Producers				193,611
Multi-Utilities — 3.4%
Dominion Resources Inc.			1,968	147,994
E.ON SE			4,342	31,694	(a)
Hera SpA			68,891	176,314	(a)
Innogy SE			2,880	114,368	*(c)
Sempra Energy			2,698	288,956
Total Multi-Utilities				759,326
Water Utilities — 0.8%
Beijing Enterprises Water Group Ltd.			105,072	76,265	(a)
Cia de Saneamento Basico do Estado de Sau Paulo, ADR			3,855	40,555
CT Environmental Group Ltd.			82,080	23,068	(a)
Guangdong Investment Ltd.			33,440	50,485	(a)
Total Water Utilities				190,373
Total Utilities				2,465,889
Total Common Stocks (Cost — $8,403,555)				8,812,848
Investments in Underlying Funds — 0.4%
Global X MSCI Colombia ETF			2,172	19,961
iShares MSCI Indonesia ETF			1,608	42,210
Nomura TOPIX ETF			1,631	22,190	(a)
Total Investments in Underlying Funds (Cost — $85,745)				84,361

Rate
Preferred Stocks — 1.2%
Consumer Discretionary — 1.2%
Auto Components — 1.2%
Schaeffler AG (Cost — $256,532)	1.625%		17,450	263,929	(a)

		Expiration Date	Contracts
Purchased Options — 0.0%
Tesla Motors Inc., Put @ $160.00		1/20/17	4	1,292
Tesla Motors Inc., Put @ $160.00		3/17/17	3	2,025
Tesla Motors Inc., Put @ $180.00		1/20/17	3	2,190
Total Purchased Options (Cost — $8,223)				5,507
Total Investments before Short-Term Investments (Cost — $8,754,055)				9,166,645

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Select Fund 2016 Annual Report

EnTrustPermal Alternative Select Fund

Security	Rate	Shares	Value
Short-Term Investments — 29.2%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.233%	4,397,445	$4,397,445
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.251%	2,183,999	2,183,999
Total Short-Term Investments (Cost — $6,581,444)			6,581,444
Total Investments — 69.9% (Cost — $15,335,499#)			15,748,089
Other Assets in Excess of Liabilities — 30.1%			6,773,611
Total Net Assets — 100.0%			$22,521,700

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $15,727,850.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (17.2)%
Consumer Discretionary — (0.1)%
Automobiles — (0.1)%
Tesla Motors Inc.	(121)	$(23,925	) *
Energy — (0.5)%
Energy Equipment & Services — (0.1)%
Schlumberger Ltd.	(204)	(15,959)
Oil, Gas & Consumable Fuels — (0.4)%
Chevron Corp.	(164)	(17,179)
Exxon Mobil Corp.	(187)	(15,581)
Spectra Energy Corp.	(1,287)	(53,809)
Total Oil, Gas & Consumable Fuels		(86,569)
Total Energy		(102,528)
Exchange-Traded Funds — (12.6)%
iShares China Large-Cap ETF	(1,349)	(49,724)
iShares, Inc. — iShares MSCI Brazil Capped ETF	(3,160)	(119,322)
iShares, Inc. — iShares MSCI Mexico Capped ETF	(439)	(22,314)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	19

Consolidated schedule of investments (cont’d)

October 31, 2016

EnTrustPermal Alternative Select Fund

Security	Shares	Value
Exchange-Traded Funds — continued
Nomura TOPIX ETF	(25,020)	$(340,403	) (a)
PowerShares QQQ Trust, Series 1	(369)	(43,169)
SPDR S&P 500 ETF Trust	(3,369)	(716,081)
SPDR S&P Midcap 400 ETF Trust	(2,106)	(578,666)
The Select Sector SPDR Trust — The Energy Select Sector SPDR Fund	(6,279)	(430,865)
Vanguard FTSE Europe ETF	(11,270)	(529,803)
Total Exchange-Traded Funds		(2,830,347)
Industrials — (0.4)%
Electrical Equipment — (0.3)%
Generac Holdings Inc.	(2,293)	(87,340	) *
Machinery — (0.1)%
Mitsubishi Heavy Industries Ltd.	(2,741)	(11,722	) (a)
Total Industrials		(99,062)
Information Technology — (0.2)%
Semiconductors & Semiconductor Equipment — (0.2)%
First Solar Inc.	(886)	(35,874	) *
SolarEdge Technologies Inc.	(1,223)	(16,755	) *
Total Information Technology		(52,629)
Materials — (0.1)%
Chemicals — (0.1)%
Wacker Chemie AG	(137)	(12,203	) (a)
Utilities — (3.3)%
Electric Utilities — (1.4)%
CEZ AS	(1,366)	(25,715	) (a)
Enel SpA	(6,317)	(27,139	) (a)
FirstEnergy Corp.	(545)	(18,688)
Fortum OYJ	(2,427)	(40,448	) (a)
Southern Co.	(1,741)	(89,783)
Terna-Rete Elettrica Nazionale SpA	(5,115)	(25,082	) (a)
Xcel Energy Inc.	(1,903)	(79,070)
Total Electric Utilities		(305,925)
Gas Utilities — (0.1)%
Tokyo Gas Co., Ltd.	(7,210)	(32,688	) (a)
Independent Power and Renewable Electricity Producers — (0.7)%
Calpine Corp.	(13,766)	(163,816	) *
Multi-Utilities — (0.5)%
Consolidated Edison Inc.	(948)	(71,621)

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Select Fund 2016 Annual Report

EnTrustPermal Alternative Select Fund

Security	Shares	Value
Multi-Utilities — continued
RWE AG	(2,498)	$(39,654	) *(a)
Total Multi-Utilities		(111,275)
Water Utilities — (0.6)%
American Water Works Co. Inc.	(1,157)	(85,664)
Aqua America Inc.	(1,687)	(51,791)
Total Water Utilities		(137,455)
Total Utilities		(751,159)
Total Securities Sold Short (Proceeds — $(3,792,083))		$(3,871,853)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	21

Consolidated statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $15,335,499)	$15,748,089
Cash	5,442,756
Deposits with brokers for securities sold short	2,534,860
Deposits with brokers for OTC swap contracts	1,615,000
Unrealized appreciation on forward foreign currency contracts	993,028
Foreign cash collateral held at broker for securities sold short (Cost — $575,467)	575,470
Receivable for securities sold	552,372
Deposits with brokers for open futures contracts	506,937
Deposits with brokers for forward foreign currency contracts	417,000
OTC swaps, at value	100,986
Receivable from broker — variation margin on open futures contracts	24,870
Receivable from investment manager	24,053
Dividends and interest receivable	14,232
Prepaid expenses	20,504
Total Assets	28,570,157

Liabilities:
Investments sold short, at value (proceeds received — $3,792,083)	3,871,853
Unrealized depreciation on forward foreign currency contracts	966,228
Payable for securities purchased	820,531
OTC swaps, at value	42,615
Foreign currency overdraft, at value (Cost — $39,266)	39,483
Foreign currency collateral due to brokers for open futures contracts, at value (Cost — $31,955)	31,617
Service and/or distribution fees payable	1,678
Dividend payable on securities sold short	394
Trustees’ fees payable	172
Accrued expenses	273,886
Total Liabilities	6,048,457
Total Net Assets	$22,521,700

Net Assets:
Par value (Note 7)	$25
Paid-in capital in excess of par value	24,984,451
Overdistributed net investment income	(263,260)
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(2,643,857)
Net unrealized appreciation on investments, futures contracts, short sales, swap contracts and foreign currencies	444,341
Total Net Assets	$22,521,700

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Select Fund 2016 Annual Report

Net Assets:
Class A	$1,890,332
Class C	$1,054,340
Class FI	$1,845,532
Class I	$17,712,711
Class IS	$18,785

Shares Outstanding:
Class A	212,851
Class C	119,866
Class FI	207,919
Class I	1,989,662
Class IS	2,111

Net Asset Value:
Class A (and redemption price)	$8.88
Class C*	$8.80
Class FI (and redemption price)	$8.88
Class I (and redemption price)	$8.90
Class IS (and redemption price)	$8.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.42

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	23

Consolidated statement of operations

For the Year Ended October 31, 2016

Investment Income:
Interest	$201,362
Dividends	153,784
Less: Foreign taxes withheld	(5,724)
Total Investment Income	349,422

Expenses:
Investment management fee (Note 2)	464,825
Custody fees	282,937
Legal fees	119,214
Dividend expense on securities sold short	80,902
Audit and tax fees	70,660
Registration fees	68,151
Compliance fees	53,500
Commodity pool reports	32,500
Shareholder reports	31,197
Interest expense on securities sold short	30,080
Fund accounting fees	24,412
Administration fees (Notes 2 and 5)	22,018
Service and/or distribution fees (Notes 2 and 5)	20,100
Transfer agent fees (Note 5)	6,945
Trustees’ fees	1,822
Insurance	1,756
Miscellaneous expenses	7,036
Total Expenses	1,318,055
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(623,870)
Net Expenses	694,185
Net Investment Loss	(344,763)

See Notes to Consolidated Financial Statements.

24	EnTrustPermal Alternative Select Fund 2016 Annual Report

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	$(2,636,514)
Futures contracts	(17,635)
Written options	(54,381)
Securities sold short	(81,980)
Swap contracts	254,364
Foreign currency transactions	76,058
Net Realized Loss	(2,460,088)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,321,844
Futures contracts	(55,925)
Written options	118,368
Securities sold short	(120,889)
Swap contracts	15,607
Foreign currencies	(1,896)
Change in Net Unrealized Appreciation (Depreciation)	1,277,109
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(1,182,979)
Decrease in Net Assets From Operations	$(1,527,742)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	25

Consolidated statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment loss	$(344,763)	$(268,400)
Net realized gain (loss)	(2,460,088)	692,349
Change in net unrealized appreciation (depreciation)	1,277,109	(804,680)
Decrease in Net Assets From Operations	(1,527,742)	(380,731)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(290,004)	(175,003)
Net realized gains	(311,597)	(529,760)
Decrease in Net Assets From Distributions to Shareholders	(601,601)	(704,763)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,139,853	3,418,751
Reinvestment of distributions	594,912	702,897
Cost of shares repurchased	(4,784,506)	(375,479)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,049,741)	3,746,169
Increase (Decrease) in Net Assets	(4,179,084)	2,660,675

Net Assets:
Beginning of year	26,700,784	24,040,109
End of year*	$22,521,700	$26,700,784
*Includes overdistributed net investment income of:	$(263,260)	$(28,288)

See Notes to Consolidated Financial Statements.

26	EnTrustPermal Alternative Select Fund 2016 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$9.62	$10.05	$10.00

Income (loss) from operations:
Net investment loss	(0.14)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(0.40)	(0.03)	0.14
Total income (loss) from operations	(0.54)	(0.15)	0.05

Less distributions from:
Net investment income	(0.09)	(0.06)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.20)	(0.28)	—

Net asset value, end of year	$8.88	$9.62	$10.05
Total return[3]	(5.74)%	(1.46)%	0.40%

Net assets, end of year (000s)	$1,890	$2,168	$2,153

Ratios to average net assets:
Gross expenses	5.54%	5.46%	10.22%[4]
Net expenses[5,6]	2.99	2.76	2.78 [4]
Net investment loss	(1.57)	(1.23)	(1.29) [4]

Portfolio turnover rate[7]	321%	118%[8]	146%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class A shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 441% for the year ended October 31, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[8]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	27

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$9.55	$9.99	$10.00

Income (loss) from operations:
Net investment loss	(0.21)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	(0.41)	(0.02)	0.14
Total loss from operations	(0.62)	(0.22)	(0.01)

Less distributions from:
Net investment income	(0.02)	(0.00) [3]	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.13)	(0.22)	—

Net asset value, end of year	$8.80	$9.55	$9.99
Total return[4]	(6.55)%	(2.21)%	(0.10)%

Net assets, end of year (000s)	$1,054	$987	$1,008

Ratios to average net assets:
Gross expenses	6.35%	6.22%	11.00%[5]
Net expenses[6,7]	3.81	3.52	3.57 [5]
Net investment loss	(2.40)	(1.99)	(2.08) [5]

Portfolio turnover rate[8]	321%	118%[9]	146%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class C shares did not exceed 3.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 441% for the year ended October 31, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

28	EnTrustPermal Alternative Select Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$9.62	$10.04	$10.00

Income (loss) from operations:
Net investment loss	(0.14)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(0.40)	(0.03)	0.14
Total income (loss) from operations	(0.54)	(0.15)	0.04

Less distributions from:
Net investment income	(0.09)	(0.05)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.20)	(0.27)	—

Net asset value, end of year	$8.88	$9.62	$10.04
Total return[3]	(5.74)%	(1.47)%	0.40%

Net assets, end of year (000s)	$1,846	$1,974	$1,989

Ratios to average net assets:
Gross expenses	5.56%	5.46%	10.24%[4]
Net expenses[5,6]	3.02	2.77	2.81 [4]
Net investment loss	(1.61)	(1.24)	(1.32) [4]

Portfolio turnover rate[7]	321%	118%[8]	146%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class FI shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 441% for the year ended October 31, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[8]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	29

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$9.65	$10.07	$10.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.41)	(0.02)	0.14
Total income (loss) from operations	(0.53)	(0.12)	0.07

Less distributions from:
Net investment income	(0.11)	(0.08)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.22)	(0.30)	—

Net asset value, end of year	$8.90	$9.65	$10.07
Total return[3]	(5.59)%	(1.22)%	0.70%

Net assets, end of year (000s)	$17,713	$21,552	$18,870

Ratios to average net assets:
Gross expenses	5.30%	5.21%	9.67%[4]
Net expenses[5,6]	2.75	2.51	2.44 [4]
Net investment loss	(1.32)	(0.98)	(0.95) [4]

Portfolio turnover rate[7]	321%	118%[8]	146%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class I shares did not exceed 2.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 441% for the year ended October 31, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[8]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

30	EnTrustPermal Alternative Select Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$9.65	$10.07	$10.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.41)	(0.02)	0.14
Total income (loss) from operations	(0.53)	(0.12)	0.07

Less distributions from:
Net investment income	(0.11)	(0.08)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.22)	(0.30)	—

Net asset value, end of year	$8.90	$9.65	$10.07
Total return[3]	(5.58)%	(1.21)%	0.70%

Net assets, end of year (000s)	$19	$20	$20

Ratios to average net assets:
Gross expenses	5.53%	5.32%	10.13%[4]
Net expenses[5,6]	2.77	2.51	2.44 [4]
Net investment loss	(1.36)	(0.98)	(0.95) [4]

Portfolio turnover rate[7]	321%	118%[8]	146%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class IS shares did not exceed 2.30%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 441% for the year ended October 31, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[8]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	31

Notes to consolidated financial statements

1. Organization and significant accounting policies

EnTrustPermal Alternative Select Fund (formerly Permal Alternative Select Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, EnTrustPermal Asset Management LLC (“EnTrustPermal”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. EnTrustPermal may also manage Fund assets directly.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Fund. Among other investments, Alternative Select Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands and wholly-owned by the Fund, is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Fund and the Subsidiary.

Holdings specific to the Subsidiary are footnoted within the Consolidated Schedule of Investments and Note 3, as applicable. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statements of Changes in Net Assets include the account balances of both the Fund and the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary were $1,144,892 as of October 31, 2016, which represented 5.1% of the Fund’s consolidated net assets. The results from operations of the Subsidiary for the year ended October 31, 2016 were as follows:

Net investment income	$28
Net realized gain	70,433
Net decrease in unrealized appreciation	(16,475)
Net increase in net assets resulting from operations	$53,986

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or

32	EnTrustPermal Alternative Select Fund 2016 Annual Report

exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase;

EnTrustPermal Alternative Select Fund 2016 Annual Report	33

Notes to consolidated financial statements (cont’d)

analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	EnTrustPermal Alternative Select Fund 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,077,823	$675,292	—	$1,753,115
Energy	309,598	71,222	—	380,820
Industrials	714,437	965,049	—	1,679,486
Information technology	726,543	475,789	—	1,202,332
Materials	1,264,686	22,034	—	1,286,720
Telecommunication services	—	44,486	—	44,486
Utilities	1,808,680	657,209	—	2,465,889
Investments in underlying funds	62,171	22,190	—	84,361
Preferred stocks	—	263,929	—	263,929
Purchased options	5,507	—	—	5,507
Total long-term investments	$5,969,445	$3,197,200	—	$9,166,645
Short-term investments†	6,581,444	—	—	6,581,444
Total investments	$12,550,889	$3,197,200	—	$15,748,089
Other financial instruments:
Futures contracts	$48,443	—	—	$48,443
Forward foreign currency contracts	—	$993,028	—	993,028
OTC total return swaps	—	100,986	—	100,986
Total other financial instruments	48,443	1,094,014	—	1,142,457
Total	$12,599,332	$4,291,214	—	$16,890,546

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short:
Common stocks:
Exchange traded funds	$2,489,944	$340,403	—	$2,830,347
Industrials	87,340	11,722	—	99,062
Materials	—	12,203	—	12,203
Utilities	560,433	190,726	—	751,159
Other common stocks	179,082	—	—	179,082
Futures contracts	21,862	—	—	21,862
Forward foreign currency contracts	—	966,228	—	966,228
OTC total return swaps	—	42,615	—	42,615
Total	$3,338,661	$1,563,897	—	$4,902,558

†	See Schedule of Investments for additional detailed categorizations.

EnTrustPermal Alternative Select Fund 2016 Annual Report	35

Notes to consolidated financial statements (cont’d)

For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2016, securities valued at $3,197,200 and securities sold short valued at $555,054 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign

36	EnTrustPermal Alternative Select Fund 2016 Annual Report

currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the consolidated financial statements.

EnTrustPermal Alternative Select Fund 2016 Annual Report	37

Notes to consolidated financial statements (cont’d)

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of foreign denominated assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to

38	EnTrustPermal Alternative Select Fund 2016 Annual Report

interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended October 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of

EnTrustPermal Alternative Select Fund 2016 Annual Report	39

Notes to consolidated financial statements (cont’d)

the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Consolidated Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

40	EnTrustPermal Alternative Select Fund 2016 Annual Report

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. EnTrustPermal or the Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by EnTrustPermal or the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

EnTrustPermal Alternative Select Fund 2016 Annual Report	41

Notes to consolidated financial statements (cont’d)

will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $1,008,843. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,032,000, which could be used to reduce the required payment.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

42	EnTrustPermal Alternative Select Fund 2016 Annual Report

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s consolidated financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$402,632	$(1,779)	$(400,853)
(b)	(2,837)	2,837	—

(a)	Reclassifications are due to a tax net operating loss, a taxable overdistribution and distributions paid in connection with the redemption of Fund shares.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

EnTrustPermal Management LLC (“EnTrustPermal”) is the Fund’s investment manager. Prior to May 20, 2016, Permal Asset Management LLC (“Permal”) was the Fund’s subadviser. Atlantic Investment Management, Inc., BH-DG Systematic Trading LLP (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), Electron Capital Partners, LLC (effective April 19, 2016) and First Quadrant, L.P. (effective March 6, 2016) are the Fund’s subadvisers. Apex Capital, LLC, TT International and River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) no longer serve as subadvisers to the Fund effective February 29, 2016,

EnTrustPermal Alternative Select Fund 2016 Annual Report	43

Notes to consolidated financial statements (cont’d)

June 5, 2016 and June 30, 2016, respectively. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Fund. EnTrustPermal is a subsidiary of Legg Mason, Inc. (“Legg Mason”) and LMPFA is a wholly-owned subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

Under the management agreement, the Fund pays EnTrustPermal (Permal prior to May 20, 2016) an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Fund’s average daily net assets. The Fund pays LMPFA an administration fee at an annual rate of 0.09% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and EnTrustPermal, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 2.70%, 3.45%, 2.70%, 2.45% and 2.30%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. These arrangements, however, may be modified by EnTrustPermal to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $623,870.

EnTrustPermal is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will EnTrustPermal recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

44	EnTrustPermal Alternative Select Fund 2016 Annual Report

For the year ended October 31, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2016, Legg Mason and its affiliates owned 94% of the Fund.

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended October 31, 2016, such purchase and sale transactions were $0 and $373,117, respectively, with a net realized loss of $42,154.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and non-cash transactions) were as follows:

Investments*
Purchases	$32,744,370
Sales	35,830,695

*	Excluding securities sold short and covers on securities sold short in the amount of $12,312,561 and $13,618,308, respectively.

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$666,067
Gross unrealized depreciation	(645,828)
Net unrealized appreciation	$20,239

During the year ended October 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2015	356	$147,986
Options written	22,749,188	163,462
Options closed	(22,749,380)	(253,175)
Options exercised	(54)	(20,105)
Options expired	(110)	(38,168)
Written options, outstanding as of October 31, 2016	—	—

EnTrustPermal Alternative Select Fund 2016 Annual Report	45

Notes to consolidated financial statements (cont’d)

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	3	9/17	$554,332	$554,238	$(94)
90-Day Sterling	2	9/18	304,011	304,134	123
CAC 40 10 Euro Index	2	11/16	99,242	98,940	(302)
E-Mini NASDAQ 100 Index	4	12/16	375,702	383,740	8,038
E-Mini Nikkei 225 Index	36	12/16	584,330	598,684	14,354
E-Mini S&P 500 Index	4	12/16	423,372	424,020	648
Euro Stoxx 50	7	12/16	233,406	234,600	1,194
FTSE 100 Index	5	12/16	412,062	424,055	11,993
Gold 100 Ounce*	1	12/16	127,210	127,310	100
H-Shares Index	1	11/16	63,524	61,730	(1,794)
Hang Seng Index	1	11/16	152,099	147,669	(4,430)
LME Price Aluminum*	1	11/16	42,044	43,350	1,306
LME Price Aluminum*	2	12/16	80,991	86,675	5,684
LME Price Aluminum*	2	1/17	84,291	86,763	2,472
MSCI Taiwan Index	1	11/16	35,390	34,960	(430)
Russell 2000 Mini Index	1	12/16	121,013	118,930	(2,083)
Sugar No. 11*	1	2/17	25,391	24,158	(1,233)
					35,546
Contracts to Sell:
3-Month Euribor	4	3/19	1,100,274	1,099,726	548
90-Day Eurodollar	17	3/19	4,191,338	4,192,413	(1,075)
CBOE Volatility Index	1	12/16	16,830	17,425	(595)
LME Price Aluminum*	1	11/16	41,513	43,350	(1,837)
LME Price Aluminum*	2	12/16	81,271	86,675	(5,404)
LME Price Aluminum*	1	1/17	41,390	43,381	(1,991)
Natural Gas*	1	11/16	30,980	30,260	720
U.S. Treasury Long-Term Bonds	1	12/16	162,125	162,719	(594)
Wheat*	1	12/16	22,075	20,812	1,263
					(8,965)
Net unrealized appreciation on open futures contracts					$26,581

*	Held by the Subsidiary.

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	120,000	JPY	9,515,896	Deutsche Bank AG	11/10/16	$500
AUD	40,000	JPY	3,183,770	Deutsche Bank AG	11/10/16	54
AUD	40,000	JPY	3,204,560	Deutsche Bank AG	11/10/16	(144)

46	EnTrustPermal Alternative Select Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,000	JPY	797,810	Deutsche Bank AG	11/10/16	$(4)
AUD	10,000	JPY	798,054	Deutsche Bank AG	11/10/16	(7)
AUD	940,000	USD	717,584	Deutsche Bank AG	11/10/16	(2,685)
AUD	220,000	USD	169,041	Deutsche Bank AG	11/10/16	(1,725)
AUD	120,000	USD	91,299	Deutsche Bank AG	11/10/16	(36)
EUR	30,000	USD	32,588	Deutsche Bank AG	11/10/16	355
EUR	130,000	USD	142,324	Deutsche Bank AG	11/10/16	428
GBP	10,000	USD	12,229	Deutsche Bank AG	11/10/16	13
GBP	10,000	USD	12,109	Deutsche Bank AG	11/10/16	133
GBP	10,000	USD	12,228	Deutsche Bank AG	11/10/16	14
GBP	20,000	USD	24,427	Deutsche Bank AG	11/10/16	57
GBP	20,000	USD	24,355	Deutsche Bank AG	11/10/16	129
GBP	20,000	USD	24,317	Deutsche Bank AG	11/10/16	167
JPY	25,600,000	USD	246,443	Deutsche Bank AG	11/10/16	(2,268)
JPY	920,000	USD	8,767	Deutsche Bank AG	11/10/16	8
MXN	100,000	USD	5,385	Deutsche Bank AG	11/10/16	(98)
MXN	70,000	USD	3,773	Deutsche Bank AG	11/10/16	(72)
MXN	80,000	USD	4,279	Deutsche Bank AG	11/10/16	(50)
NOK	950,000	USD	115,348	Deutsche Bank AG	11/10/16	(367)
NOK	10,000	USD	1,213	Deutsche Bank AG	11/10/16	(2)
NZD	360,000	USD	257,997	Deutsche Bank AG	11/10/16	(647)
NZD	10,000	USD	7,157	Deutsche Bank AG	11/10/16	(9)
NZD	20,000	USD	14,297	Deutsche Bank AG	11/10/16	—
SEK	100,000	USD	11,097	Deutsche Bank AG	11/10/16	(21)
SEK	150,000	USD	16,591	Deutsche Bank AG	11/10/16	23
TRY	20,000	USD	6,465	Deutsche Bank AG	11/10/16	(14)
USD	15,253	AUD	20,000	Deutsche Bank AG	11/10/16	43
USD	76,277	AUD	100,000	Deutsche Bank AG	11/10/16	224
USD	287,809	AUD	380,000	Deutsche Bank AG	11/10/16	(1,193)
USD	134,942	CAD	180,000	Deutsche Bank AG	11/10/16	735
USD	44,997	CAD	60,000	Deutsche Bank AG	11/10/16	261
USD	22,492	CAD	30,000	Deutsche Bank AG	11/10/16	124
USD	29,934	CAD	40,000	Deutsche Bank AG	11/10/16	110
USD	29,923	CAD	40,000	Deutsche Bank AG	11/10/16	99
USD	37,372	CAD	50,000	Deutsche Bank AG	11/10/16	92
USD	29,831	CAD	40,000	Deutsche Bank AG	11/10/16	7
USD	1,209,228	EUR	1,110,000	Deutsche Bank AG	11/10/16	(9,657)
USD	54,473	EUR	50,000	Deutsche Bank AG	11/10/16	(432)
USD	251,610	EUR	230,000	Deutsche Bank AG	11/10/16	(952)
USD	43,682	EUR	40,000	Deutsche Bank AG	11/10/16	(242)
USD	10,932	EUR	10,000	Deutsche Bank AG	11/10/16	(49)
USD	452,772	GBP	370,000	Deutsche Bank AG	11/10/16	(176)

EnTrustPermal Alternative Select Fund 2016 Annual Report	47

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	114,990	JPY	12,000,000	Deutsche Bank AG	11/10/16	$533
USD	9,208	JPY	960,000	Deutsche Bank AG	11/10/16	51
USD	86,521	JPY	9,050,000	Deutsche Bank AG	11/10/16	201
USD	157,930	JPY	16,640,000	Deutsche Bank AG	11/10/16	(784)
USD	19,396	MXN	360,000	Deutsche Bank AG	11/10/16	364
USD	2,131	MXN	40,000	Deutsche Bank AG	11/10/16	16
USD	12,669	MXN	240,000	Deutsche Bank AG	11/10/16	(19)
USD	18,103	NOK	150,000	Deutsche Bank AG	11/10/16	(51)
USD	4,837	NOK	40,000	Deutsche Bank AG	11/10/16	(4)
USD	1,213	NOK	10,000	Deutsche Bank AG	11/10/16	3
USD	10,869	NOK	90,000	Deutsche Bank AG	11/10/16	(24)
USD	28,594	NZD	40,000	Deutsche Bank AG	11/10/16	—
USD	35,633	NZD	50,000	Deutsche Bank AG	11/10/16	(110)
USD	17,634	PLN	70,000	Deutsche Bank AG	11/10/16	(206)
USD	2,524	PLN	10,000	Deutsche Bank AG	11/10/16	(25)
USD	2,517	PLN	10,000	Deutsche Bank AG	11/10/16	(32)
USD	5,049	PLN	20,000	Deutsche Bank AG	11/10/16	(48)
USD	2,521	PLN	10,000	Deutsche Bank AG	11/10/16	(28)
USD	119,068	SEK	1,060,000	Deutsche Bank AG	11/10/16	1,668
USD	6,733	SEK	60,000	Deutsche Bank AG	11/10/16	88
USD	2,247	SEK	20,000	Deutsche Bank AG	11/10/16	32
USD	77,795	TRY	240,000	Deutsche Bank AG	11/10/16	379
USD	12,926	TRY	40,000	Deutsche Bank AG	11/10/16	23
USD	12,857	TRY	40,000	Deutsche Bank AG	11/10/16	(45)
USD	6,411	TRY	20,000	Deutsche Bank AG	11/10/16	(40)
USD	3,214	TRY	10,000	Deutsche Bank AG	11/10/16	(12)
ZAR	420,000	USD	30,162	Deutsche Bank AG	11/10/16	937
ZAR	50,000	USD	3,587	Deutsche Bank AG	11/10/16	115
ZAR	40,000	USD	2,880	Deutsche Bank AG	11/10/16	82
ZAR	30,000	USD	2,157	Deutsche Bank AG	11/10/16	64
ZAR	20,000	USD	1,440	Deutsche Bank AG	11/10/16	41
ZAR	30,000	USD	2,157	Deutsche Bank AG	11/10/16	64
AUD	20,000	JPY	1,530,494	Deutsche Bank AG	12/21/16	572
AUD	10,000	JPY	760,115	Deutsche Bank AG	12/21/16	335
AUD	30,000	JPY	2,283,234	Deutsche Bank AG	12/21/16	977
AUD	3,600,349	USD	2,707,390	Deutsche Bank AG	12/21/16	27,994
BRL	90,000	USD	26,380	Deutsche Bank AG	12/21/16	1,412
BRL	20,000	USD	5,902	Deutsche Bank AG	12/21/16	274
BRL	20,000	USD	5,972	Deutsche Bank AG	12/21/16	204
BRL	10,000	USD	3,000	Deutsche Bank AG	12/21/16	88
BRL	10,000	USD	3,016	Deutsche Bank AG	12/21/16	72
BRL	20,000	USD	6,119	Deutsche Bank AG	12/21/16	57

48	EnTrustPermal Alternative Select Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	10,000	USD	3,022	Deutsche Bank AG	12/21/16	$66
BRL	10,000	USD	3,020	Deutsche Bank AG	12/21/16	68
BRL	10,000	USD	3,029	Deutsche Bank AG	12/21/16	59
BRL	10,000	USD	3,048	Deutsche Bank AG	12/21/16	40
BRL	20,000	USD	6,112	Deutsche Bank AG	12/21/16	63
BRL	10,000	USD	3,055	Deutsche Bank AG	12/21/16	33
BRL	20,000	USD	6,112	Deutsche Bank AG	12/21/16	63
BRL	20,000	USD	6,183	Deutsche Bank AG	12/21/16	(7)
BRL	10,000	USD	3,078	Deutsche Bank AG	12/21/16	10
BRL	10,000	USD	3,092	Deutsche Bank AG	12/21/16	(4)
BRL	10,000	USD	3,110	Deutsche Bank AG	12/21/16	(22)
BRL	10,000	USD	3,141	Deutsche Bank AG	12/21/16	(54)
CAD	660,017	USD	504,045	Deutsche Bank AG	12/21/16	(11,786)
EUR	1,399,498	USD	1,569,502	Deutsche Bank AG	12/21/16	(29,769)
EUR	119,093	USD	133,637	Deutsche Bank AG	12/21/16	(2,610)
EUR	560,509	USD	626,983	Deutsche Bank AG	12/21/16	(10,309)
EUR	589,242	USD	664,783	Deutsche Bank AG	12/21/16	(16,497)
EUR	242,974	USD	273,981	Deutsche Bank AG	12/21/16	(6,660)
EUR	180,267	USD	203,060	Deutsche Bank AG	12/21/16	(4,730)
GBP	106,695	USD	140,481	Deutsche Bank AG	12/21/16	(9,732)
INR	13,250,000	USD	195,439	Deutsche Bank AG	12/21/16	1,527
INR	990,000	USD	14,610	Deutsche Bank AG	12/21/16	107
INR	610,000	USD	9,002	Deutsche Bank AG	12/21/16	66
INR	2,010,000	USD	29,731	Deutsche Bank AG	12/21/16	149
INR	300,000	USD	4,449	Deutsche Bank AG	12/21/16	11
INR	820,000	USD	12,143	Deutsche Bank AG	12/21/16	47
INR	1,130,000	USD	16,808	Deutsche Bank AG	12/21/16	(11)
INR	1,160,000	USD	17,252	Deutsche Bank AG	12/21/16	(8)
INR	590,000	USD	8,769	Deutsche Bank AG	12/21/16	1
INR	470,000	USD	6,989	Deutsche Bank AG	12/21/16	(2)
INR	690,000	USD	10,257	Deutsche Bank AG	12/21/16	1
INR	500,000	USD	7,438	Deutsche Bank AG	12/21/16	(6)
INR	1,540,000	USD	22,918	Deutsche Bank AG	12/21/16	(26)
INR	700,000	USD	10,383	Deutsche Bank AG	12/21/16	23
INR	640,000	USD	9,493	Deutsche Bank AG	12/21/16	21
INR	150,000	USD	2,226	Deutsche Bank AG	12/21/16	4
INR	500,000	USD	7,430	Deutsche Bank AG	12/21/16	3
INR	900,000	USD	13,380	Deutsche Bank AG	12/21/16	(1)
INR	490,000	USD	7,275	Deutsche Bank AG	12/21/16	9
INR	1,540,000	USD	22,906	Deutsche Bank AG	12/21/16	(13)
INR	720,000	USD	10,697	Deutsche Bank AG	12/21/16	6
INR	1,620,000	USD	24,105	Deutsche Bank AG	12/21/16	(23)

EnTrustPermal Alternative Select Fund 2016 Annual Report	49

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,567,123	AUD	60,000	Deutsche Bank AG	12/21/16	$(1,948)
JPY	17,910,000	USD	176,594	Deutsche Bank AG	12/21/16	(5,469)
JPY	27,193,753	USD	270,595	Deutsche Bank AG	12/21/16	(10,767)
JPY	12,803,306	USD	123,760	Deutsche Bank AG	12/21/16	(1,429)
JPY	6,720	USD	65	Deutsche Bank AG	12/21/16	(1)
JPY	19,593,166	USD	189,851	Deutsche Bank AG	12/21/16	(2,644)
JPY	31,641,879	USD	305,509	Deutsche Bank AG	12/21/16	(3,181)
NOK	1,210,149	USD	145,268	Deutsche Bank AG	12/21/16	1,212
NOK	1,084,806	USD	131,397	Deutsche Bank AG	12/21/16	(89)
NOK	1,500,087	USD	184,588	Deutsche Bank AG	12/21/16	(3,013)
NOK	903,572	USD	111,893	Deutsche Bank AG	12/21/16	(2,522)
NOK	922,335	USD	113,027	Deutsche Bank AG	12/21/16	(1,385)
NOK	2,055,632	USD	250,479	Deutsche Bank AG	12/21/16	(1,659)
NOK	858,863	USD	105,215	Deutsche Bank AG	12/21/16	(1,256)
NOK	799,026	USD	96,816	Deutsche Bank AG	12/21/16	(99)
NOK	729,606	USD	88,449	Deutsche Bank AG	12/21/16	(135)
NZD	462,131	USD	334,315	Deutsche Bank AG	12/21/16	(4,446)
NZD	840,845	USD	620,676	Deutsche Bank AG	12/21/16	(20,482)
SEK	2,201,390	USD	258,523	Deutsche Bank AG	12/21/16	(14,190)
SEK	1,219,640	USD	143,021	Deutsche Bank AG	12/21/16	(7,653)
SEK	158,013	USD	18,435	Deutsche Bank AG	12/21/16	(897)
SGD	781,478	USD	561,585	Deutsche Bank AG	12/21/16	298
SGD	217,487	USD	156,935	Deutsche Bank AG	12/21/16	(562)
SGD	181,788	USD	130,996	Deutsche Bank AG	12/21/16	(290)
USD	136,688	AUD	179,437	Deutsche Bank AG	12/21/16	359
USD	272,530	AUD	358,993	Deutsche Bank AG	12/21/16	(217)
USD	483,378	AUD	638,598	Deutsche Bank AG	12/21/16	(1,800)
USD	357,985	AUD	470,873	Deutsche Bank AG	12/21/16	237
USD	346,227	AUD	452,276	Deutsche Bank AG	12/21/16	2,608
USD	639,282	AUD	834,112	Deutsche Bank AG	12/21/16	5,561
USD	332,837	AUD	438,406	Deutsche Bank AG	12/21/16	(245)
USD	156,654	AUD	207,021	Deutsche Bank AG	12/21/16	(631)
USD	5,795	BRL	20,000	Deutsche Bank AG	12/21/16	(381)
USD	6,017	BRL	20,000	Deutsche Bank AG	12/21/16	(159)
USD	6,063	BRL	20,000	Deutsche Bank AG	12/21/16	(113)
USD	3,072	BRL	10,000	Deutsche Bank AG	12/21/16	(16)
USD	6,205	BRL	20,000	Deutsche Bank AG	12/21/16	29
USD	6,201	BRL	20,000	Deutsche Bank AG	12/21/16	25
USD	110,627	CAD	146,380	Deutsche Bank AG	12/21/16	1,453
USD	118,527	CAD	156,529	Deutsche Bank AG	12/21/16	1,784
USD	218,928	CAD	288,513	Deutsche Bank AG	12/21/16	3,747
USD	51,575	CAD	68,595	Deutsche Bank AG	12/21/16	415

50	EnTrustPermal Alternative Select Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	235,453	EUR	210,080	Deutsche Bank AG	12/21/16	$4,323
USD	345,970	EUR	306,761	Deutsche Bank AG	12/21/16	8,470
USD	190,746	EUR	169,590	Deutsche Bank AG	12/21/16	4,163
USD	100,639	EUR	89,562	Deutsche Bank AG	12/21/16	2,103
USD	561,987	EUR	499,394	Deutsche Bank AG	12/21/16	12,552
USD	221,098	EUR	197,630	Deutsche Bank AG	12/21/16	3,665
USD	378,264	EUR	337,616	Deutsche Bank AG	12/21/16	6,818
USD	787,704	EUR	713,023	Deutsche Bank AG	12/21/16	3,233
USD	170,027	EUR	153,813	Deutsche Bank AG	12/21/16	801
USD	284,535	EUR	257,688	Deutsche Bank AG	12/21/16	1,026
USD	146,357	EUR	133,624	Deutsche Bank AG	12/21/16	(656)
USD	73,314	GBP	60,023	Deutsche Bank AG	12/21/16	(241)
USD	56,758	GBP	46,672	Deutsche Bank AG	12/21/16	(436)
USD	24,403	INR	1,660,000	Deutsche Bank AG	12/21/16	(274)
USD	6,480	INR	440,000	Deutsche Bank AG	12/21/16	(61)
USD	8,384	INR	570,000	Deutsche Bank AG	12/21/16	(89)
USD	73,804	INR	4,980,000	Deutsche Bank AG	12/21/16	(225)
USD	2,527	INR	170,000	Deutsche Bank AG	12/21/16	—
USD	23,284	INR	1,570,000	Deutsche Bank AG	12/21/16	(54)
USD	75,188	INR	5,080,000	Deutsche Bank AG	12/21/16	(328)
USD	12,893	INR	870,000	Deutsche Bank AG	12/21/16	(40)
USD	6,240	INR	420,000	Deutsche Bank AG	12/21/16	(3)
USD	21,807	INR	1,470,000	Deutsche Bank AG	12/21/16	(45)
USD	8,167	INR	550,000	Deutsche Bank AG	12/21/16	(9)
USD	900,729	JPY	92,594,986	Deutsche Bank AG	12/21/16	16,013
USD	65,493	JPY	6,670,000	Deutsche Bank AG	12/21/16	1,763
USD	109,467	JPY	11,240,000	Deutsche Bank AG	12/21/16	2,072
USD	1,118,651	NOK	9,324,071	Deutsche Bank AG	12/21/16	(9,961)
USD	90,942	NOK	740,005	Deutsche Bank AG	12/21/16	1,369
USD	238,388	NZD	334,101	Deutsche Bank AG	12/21/16	(93)
USD	392,445	NZD	552,537	Deutsche Bank AG	12/21/16	(1,955)
USD	296,436	NZD	416,338	Deutsche Bank AG	12/21/16	(746)
USD	419,288	SEK	3,579,043	Deutsche Bank AG	12/21/16	22,050
USD	708,537	SGD	966,338	Deutsche Bank AG	12/21/16	13,739
USD	597,436	SGD	812,154	Deutsche Bank AG	12/21/16	13,496
AUD	240,182	USD	180,667	Morgan Stanley & Co. Inc.	12/21/16	1,812
AUD	317,794	USD	242,864	Morgan Stanley & Co. Inc.	12/21/16	(1,418)
AUD	589,613	USD	440,281	Morgan Stanley & Co. Inc.	12/21/16	7,681
AUD	291,961	USD	221,609	Morgan Stanley & Co. Inc.	12/21/16	210
AUD	204,798	USD	157,110	Morgan Stanley & Co. Inc.	12/21/16	(1,514)
AUD	167,449	USD	128,309	Morgan Stanley & Co. Inc.	12/21/16	(1,089)
AUD	285,444	USD	216,843	Morgan Stanley & Co. Inc.	12/21/16	25

EnTrustPermal Alternative Select Fund 2016 Annual Report	51

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	461,074	USD	347,322	Morgan Stanley & Co. Inc.	12/21/16	$2,982
AUD	299,173	USD	226,382	Morgan Stanley & Co. Inc.	12/21/16	916
AUD	391,868	USD	299,810	Morgan Stanley & Co. Inc.	12/21/16	(2,086)
AUD	201,701	USD	153,393	Morgan Stanley & Co. Inc.	12/21/16	(149)
AUD	427,403	USD	324,849	Morgan Stanley & Co. Inc.	12/21/16	(127)
CAD	507,048	USD	386,466	Morgan Stanley & Co. Inc.	12/21/16	(8,295)
CAD	421,866	USD	324,272	Morgan Stanley & Co. Inc.	12/21/16	(9,632)
CAD	559,014	USD	433,589	Morgan Stanley & Co. Inc.	12/21/16	(16,661)
CAD	119,979	USD	91,275	Morgan Stanley & Co. Inc.	12/21/16	(1,791)
CAD	544,832	USD	416,363	Morgan Stanley & Co. Inc.	12/21/16	(10,012)
CAD	157,812	USD	120,233	Morgan Stanley & Co. Inc.	12/21/16	(2,533)
CAD	295,595	USD	224,584	Morgan Stanley & Co. Inc.	12/21/16	(4,121)
CAD	196,142	USD	147,238	Morgan Stanley & Co. Inc.	12/21/16	(950)
CAD	231,167	USD	173,139	Morgan Stanley & Co. Inc.	12/21/16	(728)
CAD	193,714	USD	144,768	Morgan Stanley & Co. Inc.	12/21/16	(290)
EUR	167,498	USD	187,618	Morgan Stanley & Co. Inc.	12/21/16	(3,336)
EUR	487,045	USD	547,526	Morgan Stanley & Co. Inc.	12/21/16	(11,677)
EUR	150,722	USD	170,586	Morgan Stanley & Co. Inc.	12/21/16	(4,761)
EUR	48,601	USD	54,772	Morgan Stanley & Co. Inc.	12/21/16	(1,301)
EUR	300,661	USD	338,311	Morgan Stanley & Co. Inc.	12/21/16	(7,522)
EUR	126,794	USD	142,322	Morgan Stanley & Co. Inc.	12/21/16	(2,823)
EUR	713,875	USD	801,038	Morgan Stanley & Co. Inc.	12/21/16	(15,630)
EUR	77,463	USD	85,401	Morgan Stanley & Co. Inc.	12/21/16	(176)
EUR	230,535	USD	253,375	Morgan Stanley & Co. Inc.	12/21/16	261
EUR	684,796	USD	746,736	Morgan Stanley & Co. Inc.	12/21/16	6,679
EUR	374,989	USD	409,867	Morgan Stanley & Co. Inc.	12/21/16	2,698
EUR	219,990	USD	240,646	Morgan Stanley & Co. Inc.	12/21/16	1,388
EUR	378,210	USD	414,891	Morgan Stanley & Co. Inc.	12/21/16	1,217
GBP	352,585	USD	474,559	Morgan Stanley & Co. Inc.	12/21/16	(42,487)
GBP	189,104	USD	253,564	Morgan Stanley & Co. Inc.	12/21/16	(21,828)
GBP	179,324	USD	239,827	Morgan Stanley & Co. Inc.	12/21/16	(20,076)
GBP	571,424	USD	760,246	Morgan Stanley & Co. Inc.	12/21/16	(60,000)
GBP	514,169	USD	679,500	Morgan Stanley & Co. Inc.	12/21/16	(49,417)
GBP	201,862	USD	261,407	Morgan Stanley & Co. Inc.	12/21/16	(14,037)
GBP	113,772	USD	148,187	Morgan Stanley & Co. Inc.	12/21/16	(8,766)
GBP	76,840	USD	100,215	Morgan Stanley & Co. Inc.	12/21/16	(6,052)
GBP	89,267	USD	115,758	Morgan Stanley & Co. Inc.	12/21/16	(6,366)
GBP	127,795	USD	165,208	Morgan Stanley & Co. Inc.	12/21/16	(8,603)
GBP	332,712	USD	425,804	Morgan Stanley & Co. Inc.	12/21/16	(18,085)
GBP	618,856	USD	788,649	Morgan Stanley & Co. Inc.	12/21/16	(30,277)
GBP	156,739	USD	198,879	Morgan Stanley & Co. Inc.	12/21/16	(6,805)
GBP	193,583	USD	241,179	Morgan Stanley & Co. Inc.	12/21/16	(3,954)

52	EnTrustPermal Alternative Select Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	344,518	USD	427,238	Morgan Stanley & Co. Inc.	12/21/16	$(5,052)
GBP	400,546	USD	493,245	Morgan Stanley & Co. Inc.	12/21/16	(2,399)
GBP	554,743	USD	679,591	Morgan Stanley & Co. Inc.	12/21/16	214
JPY	143,141,072	USD	1,408,252	Morgan Stanley & Co. Inc.	12/21/16	(40,583)
JPY	15,417,373	USD	149,118	Morgan Stanley & Co. Inc.	12/21/16	(1,810)
JPY	6,493,122	USD	63,981	Morgan Stanley & Co. Inc.	12/21/16	(1,941)
JPY	13,597,320	USD	134,149	Morgan Stanley & Co. Inc.	12/21/16	(4,230)
NOK	679,998	USD	81,827	Morgan Stanley & Co. Inc.	12/21/16	482
NOK	1,738,817	USD	208,119	Morgan Stanley & Co. Inc.	12/21/16	2,352
NOK	1,344,071	USD	162,638	Morgan Stanley & Co. Inc.	12/21/16	52
NOK	1,520,330	USD	184,325	Morgan Stanley & Co. Inc.	12/21/16	(300)
NOK	2,407,928	USD	291,006	Morgan Stanley & Co. Inc.	12/21/16	457
NOK	838,236	USD	101,631	Morgan Stanley & Co. Inc.	12/21/16	(169)
NOK	1,143,223	USD	138,520	Morgan Stanley & Co. Inc.	12/21/16	(141)
NZD	154,217	USD	111,164	Morgan Stanley & Co. Inc.	12/21/16	(1,084)
NZD	2,628,191	USD	1,898,842	Morgan Stanley & Co. Inc.	12/21/16	(22,840)
NZD	223,960	USD	161,772	Morgan Stanley & Co. Inc.	12/21/16	(1,910)
NZD	415,825	USD	301,760	Morgan Stanley & Co. Inc.	12/21/16	(4,945)
NZD	516,906	USD	382,701	Morgan Stanley & Co. Inc.	12/21/16	(13,734)
NZD	110,521	USD	80,620	Morgan Stanley & Co. Inc.	12/21/16	(1,731)
NZD	136,230	USD	98,608	Morgan Stanley & Co. Inc.	12/21/16	(1,367)
NZD	196,202	USD	143,000	Morgan Stanley & Co. Inc.	12/21/16	(2,952)
NZD	645,589	USD	467,401	Morgan Stanley & Co. Inc.	12/21/16	(6,580)
NZD	150,495	USD	109,196	Morgan Stanley & Co. Inc.	12/21/16	(1,773)
NZD	239,975	USD	171,640	Morgan Stanley & Co. Inc.	12/21/16	(346)
SEK	1,169,131	USD	137,101	Morgan Stanley & Co. Inc.	12/21/16	(7,339)
SEK	1,679,820	USD	197,279	Morgan Stanley & Co. Inc.	12/21/16	(10,836)
SEK	5,576,459	USD	656,746	Morgan Stanley & Co. Inc.	12/21/16	(37,815)
SEK	1,720,245	USD	204,709	Morgan Stanley & Co. Inc.	12/21/16	(13,779)
SEK	698,225	USD	83,499	Morgan Stanley & Co. Inc.	12/21/16	(6,003)
SEK	2,278,871	USD	269,805	Morgan Stanley & Co. Inc.	12/21/16	(16,872)
SEK	945,450	USD	110,297	Morgan Stanley & Co. Inc.	12/21/16	(5,362)
SEK	1,579,237	USD	184,531	Morgan Stanley & Co. Inc.	12/21/16	(9,251)
SEK	4,371,388	USD	509,832	Morgan Stanley & Co. Inc.	12/21/16	(24,651)
SEK	1,846,238	USD	209,831	Morgan Stanley & Co. Inc.	12/21/16	(4,916)
SEK	1,903,324	USD	215,888	Morgan Stanley & Co. Inc.	12/21/16	(4,638)
SEK	1,141,241	USD	129,310	Morgan Stanley & Co. Inc.	12/21/16	(2,643)
SEK	3,210,315	USD	356,287	Morgan Stanley & Co. Inc.	12/21/16	26
SGD	175,210	USD	128,566	Morgan Stanley & Co. Inc.	12/21/16	(2,590)
SGD	114,733	USD	84,473	Morgan Stanley & Co. Inc.	12/21/16	(1,979)
SGD	477,600	USD	348,589	Morgan Stanley & Co. Inc.	12/21/16	(5,195)
SGD	353,366	USD	258,048	Morgan Stanley & Co. Inc.	12/21/16	(3,978)

EnTrustPermal Alternative Select Fund 2016 Annual Report	53

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,246,086	AUD	2,996,854	Morgan Stanley & Co. Inc.	12/21/16	$(30,790)
USD	96,295	AUD	128,051	Morgan Stanley & Co. Inc.	12/21/16	(992)
USD	168,139	AUD	220,439	Morgan Stanley & Co. Inc.	12/21/16	659
USD	324,573	AUD	431,887	Morgan Stanley & Co. Inc.	12/21/16	(3,556)
USD	174,146	AUD	232,268	Morgan Stanley & Co. Inc.	12/21/16	(2,321)
USD	745,087	AUD	997,986	Morgan Stanley & Co. Inc.	12/21/16	(13,139)
USD	53,389	AUD	69,975	Morgan Stanley & Co. Inc.	12/21/16	225
USD	148,785	CAD	194,373	Morgan Stanley & Co. Inc.	12/21/16	3,816
USD	543,858	CAD	714,763	Morgan Stanley & Co. Inc.	12/21/16	10,768
USD	127,355	CAD	167,791	Morgan Stanley & Co. Inc.	12/21/16	2,212
USD	292,191	CAD	384,398	Morgan Stanley & Co. Inc.	12/21/16	5,496
USD	307,199	CAD	405,587	Morgan Stanley & Co. Inc.	12/21/16	4,700
USD	405,751	CAD	527,548	Morgan Stanley & Co. Inc.	12/21/16	12,291
USD	184,035	CAD	241,632	Morgan Stanley & Co. Inc.	12/21/16	3,819
USD	313,395	CAD	412,491	Morgan Stanley & Co. Inc.	12/21/16	5,748
USD	77,017	CAD	102,370	Morgan Stanley & Co. Inc.	12/21/16	667
USD	201,193	CAD	264,978	Morgan Stanley & Co. Inc.	12/21/16	3,565
USD	467,300	CAD	618,263	Morgan Stanley & Co. Inc.	12/21/16	6,182
USD	232,116	CAD	307,860	Morgan Stanley & Co. Inc.	12/21/16	2,505
USD	617,276	CAD	812,080	Morgan Stanley & Co. Inc.	12/21/16	11,604
USD	124,874	CAD	163,337	Morgan Stanley & Co. Inc.	12/21/16	3,053
USD	203,723	CAD	268,742	Morgan Stanley & Co. Inc.	12/21/16	3,288
USD	97,108	CAD	129,650	Morgan Stanley & Co. Inc.	12/21/16	412
USD	246,608	EUR	218,548	Morgan Stanley & Co. Inc.	12/21/16	6,161
USD	172,359	EUR	153,891	Morgan Stanley & Co. Inc.	12/21/16	3,048
USD	172,262	EUR	152,915	Morgan Stanley & Co. Inc.	12/21/16	4,024
USD	2,090,209	GBP	1,593,681	Morgan Stanley & Co. Inc.	12/21/16	137,248
USD	147,116	GBP	110,865	Morgan Stanley & Co. Inc.	12/21/16	11,257
USD	286,548	GBP	215,475	Morgan Stanley & Co. Inc.	12/21/16	22,496
USD	188,862	GBP	144,328	Morgan Stanley & Co. Inc.	12/21/16	11,997
USD	84,620	GBP	64,670	Morgan Stanley & Co. Inc.	12/21/16	5,370
USD	431,750	GBP	329,823	Morgan Stanley & Co. Inc.	12/21/16	27,571
USD	129,185	GBP	99,606	Morgan Stanley & Co. Inc.	12/21/16	7,124
USD	143,427	GBP	117,762	Morgan Stanley & Co. Inc.	12/21/16	(884)
USD	410,015	GBP	332,990	Morgan Stanley & Co. Inc.	12/21/16	1,956
USD	304,884	GBP	250,112	Morgan Stanley & Co. Inc.	12/21/16	(1,613)
USD	218,703	GBP	178,730	Morgan Stanley & Co. Inc.	12/21/16	(320)
USD	128,563	GBP	105,080	Morgan Stanley & Co. Inc.	12/21/16	(206)
USD	168,843	GBP	138,445	Morgan Stanley & Co. Inc.	12/21/16	(813)
USD	251,467	GBP	206,311	Morgan Stanley & Co. Inc.	12/21/16	(1,355)
USD	139,959	GBP	114,806	Morgan Stanley & Co. Inc.	12/21/16	(729)
USD	268,682	JPY	27,655,041	Morgan Stanley & Co. Inc.	12/21/16	4,447

54	EnTrustPermal Alternative Select Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	335,332	JPY	34,168,107	Morgan Stanley & Co. Inc.	12/21/16	$8,867
USD	248,527	JPY	25,478,939	Morgan Stanley & Co. Inc.	12/21/16	5,084
USD	92,269	JPY	9,396,750	Morgan Stanley & Co. Inc.	12/21/16	2,486
USD	174,921	JPY	17,758,421	Morgan Stanley & Co. Inc.	12/21/16	5,245
USD	90,134	JPY	9,086,893	Morgan Stanley & Co. Inc.	12/21/16	3,311
USD	170,873	JPY	17,134,462	Morgan Stanley & Co. Inc.	12/21/16	7,158
USD	274,214	JPY	27,753,287	Morgan Stanley & Co. Inc.	12/21/16	9,039
USD	171,221	JPY	17,216,572	Morgan Stanley & Co. Inc.	12/21/16	6,721
USD	142,237	JPY	14,369,410	Morgan Stanley & Co. Inc.	12/21/16	4,942
USD	490,524	JPY	50,328,046	Morgan Stanley & Co. Inc.	12/21/16	9,655
USD	265,859	JPY	27,486,055	Morgan Stanley & Co. Inc.	12/21/16	3,238
USD	106,182	JPY	11,002,517	Morgan Stanley & Co. Inc.	12/21/16	1,056
USD	101,871	JPY	10,523,756	Morgan Stanley & Co. Inc.	12/21/16	1,320
USD	174,912	JPY	18,163,251	Morgan Stanley & Co. Inc.	12/21/16	1,368
USD	163,826	JPY	17,012,995	Morgan Stanley & Co. Inc.	12/21/16	1,272
USD	113,711	JPY	11,789,929	Morgan Stanley & Co. Inc.	12/21/16	1,062
USD	243,883	JPY	25,475,758	Morgan Stanley & Co. Inc.	12/21/16	470
USD	505,053	NOK	4,204,317	Morgan Stanley & Co. Inc.	12/21/16	(3,849)
USD	110,436	NOK	910,161	Morgan Stanley & Co. Inc.	12/21/16	267
USD	134,301	NOK	1,076,087	Morgan Stanley & Co. Inc.	12/21/16	4,049
USD	126,289	NOK	1,008,630	Morgan Stanley & Co. Inc.	12/21/16	4,202
USD	578,828	NOK	4,639,132	Morgan Stanley & Co. Inc.	12/21/16	17,294
USD	380,677	NOK	3,063,451	Morgan Stanley & Co. Inc.	12/21/16	9,868
USD	202,670	NOK	1,639,330	Morgan Stanley & Co. Inc.	12/21/16	4,240
USD	86,227	NZD	118,430	Morgan Stanley & Co. Inc.	12/21/16	1,692
USD	391,539	NZD	541,856	Morgan Stanley & Co. Inc.	12/21/16	4,762
USD	17,757	NZD	24,964	Morgan Stanley & Co. Inc.	12/21/16	(62)
USD	284,944	NZD	404,296	Morgan Stanley & Co. Inc.	12/21/16	(3,642)
USD	189,221	NZD	267,765	Morgan Stanley & Co. Inc.	12/21/16	(1,910)
USD	135,551	NZD	192,562	Morgan Stanley & Co. Inc.	12/21/16	(1,900)
USD	110,932	NZD	156,445	Morgan Stanley & Co. Inc.	12/21/16	(738)
USD	288,996	NZD	402,445	Morgan Stanley & Co. Inc.	12/21/16	1,731
USD	221,989	NZD	310,724	Morgan Stanley & Co. Inc.	12/21/16	195
USD	99,318	NZD	139,024	Morgan Stanley & Co. Inc.	12/21/16	83
USD	122,690	NZD	172,036	Morgan Stanley & Co. Inc.	12/21/16	(109)
USD	233,206	NZD	326,580	Morgan Stanley & Co. Inc.	12/21/16	94
USD	114,778	NZD	160,745	Morgan Stanley & Co. Inc.	12/21/16	38
USD	3,993,482	SEK	34,052,819	Morgan Stanley & Co. Inc.	12/21/16	213,955
USD	51,379	SEK	434,121	Morgan Stanley & Co. Inc.	12/21/16	3,196
USD	100,060	SEK	847,456	Morgan Stanley & Co. Inc.	12/21/16	6,000
USD	149,708	SEK	1,266,286	Morgan Stanley & Co. Inc.	12/21/16	9,163
USD	68,896	SEK	588,354	Morgan Stanley & Co. Inc.	12/21/16	3,595

EnTrustPermal Alternative Select Fund 2016 Annual Report	55

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	124,354	SEK	1,061,254	Morgan Stanley & Co. Inc.	12/21/16	$6,565
USD	279,938	SEK	2,380,506	Morgan Stanley & Co. Inc.	12/21/16	15,726
USD	153,384	SEK	1,322,414	Morgan Stanley & Co. Inc.	12/21/16	6,609
USD	125,360	SEK	1,103,545	Morgan Stanley & Co. Inc.	12/21/16	2,877
USD	90,292	SEK	793,301	Morgan Stanley & Co. Inc.	12/21/16	2,243
USD	92,746	SEK	813,313	Morgan Stanley & Co. Inc.	12/21/16	2,477
USD	140,415	SEK	1,249,666	Morgan Stanley & Co. Inc.	12/21/16	1,714
USD	189,133	SEK	1,682,218	Morgan Stanley & Co. Inc.	12/21/16	2,424
USD	173,687	SEK	1,549,115	Morgan Stanley & Co. Inc.	12/21/16	1,750
USD	156,365	SEK	1,390,915	Morgan Stanley & Co. Inc.	12/21/16	1,988
USD	170,196	SEK	1,538,614	Morgan Stanley & Co. Inc.	12/21/16	(575)
USD	116,964	SGD	159,665	Morgan Stanley & Co. Inc.	12/21/16	2,164
USD	526,480	SGD	714,717	Morgan Stanley & Co. Inc.	12/21/16	12,598
USD	681,324	SGD	917,983	Morgan Stanley & Co. Inc.	12/21/16	21,293
USD	493,850	SGD	674,865	Morgan Stanley & Co. Inc.	12/21/16	8,622
USD	86,963	SGD	118,664	Morgan Stanley & Co. Inc.	12/21/16	1,643
USD	67,269	SGD	91,365	Morgan Stanley & Co. Inc.	12/21/16	1,578
USD	358,467	SGD	487,916	Morgan Stanley & Co. Inc.	12/21/16	7,655
USD	120,181	SGD	165,702	Morgan Stanley & Co. Inc.	12/21/16	1,041
USD	485,940	SGD	670,179	Morgan Stanley & Co. Inc.	12/21/16	4,081
USD	224,210	SGD	312,077	Morgan Stanley & Co. Inc.	12/21/16	(173)
USD	67,023	SGD	93,054	Morgan Stanley & Co. Inc.	12/21/16	118
Total						$26,800

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

56	EnTrustPermal Alternative Select Fund 2016 Annual Report

At October 31, 2016, the Fund had the following open swap contracts:

	OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	367,806	HKD	4/21/17	CGN Power Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	$4,377
Deutsche Bank AG	91,835	GBP	4/21/17	Centrica PLC†	1-Month LIBOR plus 50 basis points	—	4,107
Deutsche Bank AG	33,628	EUR	4/21/17	Stoxx Europe 600 Utilities†	1-Month LIBOR plus 110 basis points	—	1,779
Deutsche Bank AG	177,181	HKD	4/21/17	CLP Holdings Ltd.†	1-Month LIBOR plus 55 basis points	—	698
Deutsche Bank AG	309,246	HKD	4/21/17	Cheung Kong Infrastructure Holdings Ltd.†	1-Month LIBOR plus 55 basis points	—	616
Deutsche Bank AG	125,792	HKD	4/21/17	China Resources Power Holdings Co., Ltd.†.	1-Month LIBOR plus 55 basis points	—	247
Deutsche Bank AG	28,789	GBP	4/21/17	Drax Group PLC†	1-Month LIBOR plus 50 basis points	—	(308)
Deutsche Bank AG	9,258	GBP	4/21/17	SSE PLC†	1-Month LIBOR plus 50 basis points	—	(392)
Deutsche Bank AG	136,024	HKD	4/21/17	Shanghai Electric Group Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	(1,325)
Deutsche Bank AG	444,362	HKD	4/21/17	HK Electric Investments and HK Electric Investments Ltd.†	1-Month LIBOR plus 55 basis points	—	(1,360)
Deutsche Bank AG	79,174	EUR	4/21/17	CAC 40 Index†	1-Month LIBOR plus 110 basis points	—	(2,187)
Deutsche Bank AG	27,255	EUR	4/21/17	ESTX 50 Price Index†	1-Month LIBOR plus 110 basis points	—	(3,674)
Deutsche Bank AG	57,196	EUR	4/27/17	1-Month LIBOR plus 45 basis points	Obrascon Huarte Lain SA†	—	24,511
Deutsche Bank AG	38,462	EUR	4/27/17	1-Month LIBOR plus 45 basis points	Aena SA†	—	5,055
Deutsche Bank AG	57,499	EUR	4/27/17	1-Month LIBOR plus 45 basis points	Ferrovial SA†	—	896
Deutsche Bank AG	33,297	EUR	4/27/17	Endesa SA†	1-Month LIBOR plus 50 basis points	—	(2,775)
Deutsche Bank AG	147,046	EUR	4/28/17	1-Month LIBOR plus 45 basis points	EDP Renovaveis SA†	—	2,309
Deutsche Bank AG	129,604	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Veolia Environnement SA†	—	(487)
Deutsche Bank AG	69,144	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Philips Lighting NV†	—	(1,784)
Deutsche Bank AG	82,652	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Suez Environnement Co.†	—	(2,245)

EnTrustPermal Alternative Select Fund 2016 Annual Report	57

Notes to consolidated financial statements (cont’d)

	OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	123,265	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Electricite de France†	—	$(6,467)
Deutsche Bank AG	91,581	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Groupe Eurotunnel SE†	—	(17,598)
Deutsche Bank AG	22,178		5/1/17	S-Oil Corp.†	1-Month LIBOR plus 60 basis points	—	2,009
Deutsche Bank AG	839,582	MXN	7/3/17	28 day TIIE plus 70 basis points	OHL Mexico SAB de CV†	—	(72)
Deutsche Bank AG	33,449		7/17/17	1-Month LIBOR plus 75 basis points	PT Perusahaan Gas Negara Persero Tbk†	—	769
Deutsche Bank AG	23,500		4/24/18	1-Month LIBOR plus 50 basis points	Cia de Saneamento Basico do Estado de Sau Paulo†	—	9,471
Deutsche Bank AG	24,683		4/24/18	1-Month LIBOR plus 50 basis points	Equatorial Energia SA†	—	9,192
Deutsche Bank AG	22,227		4/24/18	1-Month LIBOR plus 50 basis points	Companhia Paranaense de Energia-Copel†	—	8,609
Deutsche Bank AG	25,849		4/24/18	1-Month LIBOR plus 50 basis points	Companhia de Transmissao de Energia Eletrica Paulista†	—	6,828
Deutsche Bank AG	17,183		4/24/18	1-Month LIBOR plus 50 basis points	CPFL Energia SA†	—	6,597
Deutsche Bank AG	12,456		4/24/18	1-Month LIBOR plus 50 basis points	Ecorodovias Infraestrutura e Logistica SA†	—	5,451
Deutsche Bank AG	22,155		4/24/18	1-Month LIBOR plus 50 basis points	Centrais Electricas Brasileiras SA†	—	3,676
Deutsche Bank AG	19,980		4/24/18	1-Month LIBOR plus 50 basis points	AES Tiete Energia SA†	—	3,467
Deutsche Bank AG	11,486		4/24/18	1-Month LIBOR plus 50 basis points	Gol Linhas Aereas Inteligentes SA†	—	322
Deutsche Bank AG	21,994		4/24/18	1-Month LIBOR plus 50 basis points	Localiza Rent a Car SA†	—	(1,422)
Deutsche Bank AG	5,535		9/13/18	1-Month LIBOR plus 180 basis points	Ecopetrol SA†	—	(519)
Total							$58,371

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
TIIE	— Interbank Equilibrium Interest Rate

58	EnTrustPermal Alternative Select Fund 2016 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at October 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[2]	—	—	$5,507	—	$5,507
Futures contracts[3]	$671	—	36,227	$11,545	48,443
OTC swap contracts[4]	—	—	100,986	—	100,986
Forward foreign currency contracts	—	$993,028	—	—	993,028
Total	$671	$993,028	$142,720	$11,545	$1,147,964

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[3]	$1,763	—	$9,634	$10,465	$21,862
OTC swap contracts[4]	—	—	42,615	—	42,615
Forward foreign currency contracts	—	$966,228	—	—	966,228
Total	$1,763	$966,228	$52,249	$10,465	$1,030,705

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Credit Risk	Total
Purchased options[1]	—	$(88,366)	$(588)	—	—	$(88,954)
Written options	—	(8,704)	(45,677)	—	—	(54,381)
Futures contracts	$107,386	—	(195,988)	$70,967	—	(17,635)
Swap contracts	—	—	254,242	—	$122	254,364
Forward foreign currency contracts[2]	—	47,959	—	—	—	47,959
Total	$107,386	$(49,111)	$11,989	$70,967	$122	$141,353

EnTrustPermal Alternative Select Fund 2016 Annual Report	59

Notes to consolidated financial statements (cont’d)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Credit Risk	Total
Purchased options[1]	—	$(2,000)	$(191,696)	—	—	$(193,696)
Written options	—	—	118,368	—	—	118,368
Futures contracts	$(27,191)	—	(12,259)	$(16,475)	—	(55,925)
Swap contracts	—	—	15,701	—	$(94)	15,607
Forward foreign currency contracts[2]	—	(1,346)	—	—	—	(1,346)
Total	$(27,191)	$(3,346)	$(69,886)	$(16,475)	$(94)	$(116,992)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$81,040
Written options†	56,217
Futures contracts (to buy)	21,705,979
Futures contracts (to sell)	1,599,680
Forward foreign currency contracts (to buy)	28,487,611
Forward foreign currency contracts (to sell)	30,475,985

Average Notional Balance
Credit default swap contracts (to sell protection)†	$3,077
Total return swap contracts	1,872,210

†	At October 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$5,507	—	$5,507
Futures contracts[3]	24,870	—	24,870
OTC swap contracts	100,986	—	100,986
Forward foreign currency contracts	993,028	—	993,028
Total	$1,124,391	—	$1,124,391

60	EnTrustPermal Alternative Select Fund 2016 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Forward foreign currency contracts	$966,228	$(217,443)	$748,785
OTC swap contracts	42,615	(42,615)	—
Total	$1,008,843	$(260,058)	$748,785

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$4,954	$100
Class C	10,480	50
Class FI	4,666	50
Class I	—	6,704
Class IS	—	41
Total	$20,100	$6,945

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements*
Class A	$50,510
Class C	26,673
Class FI	47,581
Class I	498,584
Class IS	522
Total	$623,870

*	Includes administration fees waived in the amount of $22,018.

EnTrustPermal Alternative Select Fund 2016 Annual Report	61

Notes to consolidated financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$18,865	$12,241
Class C	2,410	154
Class FI	17,541	10,990
Class I	250,963	151,453
Class IS	225	165
Total	$290,004	$175,003

Net Realized Gains:
Class A	$24,135	$47,489
Class C	12,708	22,358
Class FI	22,464	43,853
Class I	252,064	415,617
Class IS	226	443
Total	$311,597	$529,760

7. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	517	$1,975	6,976	$69,645
Shares issued on reinvestment	4,669	43,000	6,098	59,730
Shares repurchased	(17,688)	(159,795)	(2,022)	(20,931)
Net increase (decrease)	(12,502)	$(114,820)	11,052	$108,444

Class C
Shares sold	14,951	$142,620	153	$1,436
Shares issued on reinvestment	1,645	15,118	2,316	22,512
Shares repurchased	(155)	(1,363)	—	—
Net increase	16,441	$156,375	2,469	$23,948

Class FI
Shares sold	—	—	1,571	$15,830
Shares issued on reinvestment	4,343	$40,005	5,598	54,843
Shares repurchased	(1,593)	(13,958)	—	—
Net increase	2,750	$26,047	7,169	$70,673

62	EnTrustPermal Alternative Select Fund 2016 Annual Report

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	217,949	$1,995,258	337,714	$3,331,840
Shares issued on reinvestment	53,833	496,338	57,514	565,204
Shares repurchased	(515,872)	(4,609,390)	(35,353)	(354,548)
Net increase (decrease)	(244,090)	$(2,117,794)	359,875	$3,542,496

Class IS
Shares issued on reinvestment	49	$451	62	$608
Net increase	49	$451	62	$608

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$469,296	$655,399
Net long-term capital gains	132,305	49,364
Total distributions paid	$601,601	$704,763

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(2,437,564)
Other book/tax temporary differences(a)	(77,202)
Unrealized appreciation (depreciation)(b)	51,990
Total accumulated earnings (losses) — net	$(2,462,776)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the basis of partnership interests and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

EnTrustPermal Alternative Select Fund 2016 Annual Report	63

Notes to consolidated financial statements (cont’d)

10. Subsequent event

On November 2, 2016, the Fund announced that its Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about February 3, 2017. Before that date, in preparation for the termination of the Fund, at the discretion of Fund portfolio management, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

64	EnTrustPermal Alternative Select Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of EnTrustPermal Alternative Select Fund (formerly, Permal Alternative Select Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the two-year period then ended and for the period from February 7, 2014 (inception date) to October 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of EnTrustPermal Alternative Select Fund as of October 31, 2016 , the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years in the two-year period then ended and for the period from February 7, 2014 (inception date) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 10 to the financial statements, the Fund’s Board of Trustees approved the liquidation and termination of the Fund subsequent to the date of the consolidated statement of assets and liabilities. Our opinion is not modified with respect to this matter.

New York, New York

December 21, 2016

EnTrustPermal Alternative Select Fund 2016 Annual Report	65

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of EnTrustPermal Alternative Select Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

66	EnTrustPermal Alternative Select Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

EnTrustPermal Alternative Select Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

68	EnTrustPermal Alternative Select Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

EnTrustPermal Alternative Select Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

70	EnTrustPermal Alternative Select Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

EnTrustPermal Alternative Select Fund	71

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/28/2015
Payable date:	12/29/2015
Ordinary income:
Qualified dividend income for individuals	13.18%
Dividends qualifying for the dividends
received deduction for corporations	7.54%
Qualified short-term capital gain dividend*	$0.063000
Long-term capital gain dividend	$0.046490

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

72	EnTrustPermal Alternative Select Fund

Additional shareholder information (unaudited)

Results of a special meeting of shareholders

On May 20, 2016, a Special Meeting of Shareholders was held to approve the new management agreement between the Trust, on behalf of the Fund, and EnTrustPermal. The following table provides the information concerning the matter voted on at the Special Meeting of Shareholders.

% of Dollar Value Outstanding For	% of Dollar Value Outstanding Against	% of Dollar Value Abstaining	Broker Non-Votes
97.865%	0%	0%	0

EnTrustPermal Alternative Select Fund	73

EnTrustPermal Alternative Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

EnTrustPermal Management LLC

Subadvisers

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

Electron Capital Partners, LLC

First Quadrant, L.P.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

EnTrustPermal Alternative Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML107351 12/16 SR16-2947

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $380,400 in 2015 and $427,291 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,130 in 2015 and $64,412 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $46,559 in 2015 and $39,760 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2015 and $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015 and $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2016